Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q17

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America	11 - 12
Asia (1)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity, Book Value Per Share, Tangible Book Value Per Share and Returns on Equity	28

(1)  Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Total Revenues, Net of Interest Expense	$17,760	$17,012	$18,120	$17,901	$18,173	2%	2%	$52,863	$54,194	3%
Total Operating Expenses	10,404	10,120	10,477	10,506	10,171	(3)%	(2)%	31,296	31,154	—
Net Credit Losses (NCLs)	1,525	1,696	1,709	1,710	1,777	4%	17%	4,865	5,196	7%
Credit Reserve Build / (Release)	221	31	(34)	(44)	369	NM	67%	157	291	85%
Provision / (Release) for Unfunded Lending Commitments	(45)	33	(43)	28	(175)	NM	NM	(4)	(190)	NM
Provision for Benefits and Claims	35	32	30	23	28	22%	(20)%	172	81	(53)%
Provisions for Credit Losses and for Benefits and Claims	$1,736	$1,792	$1,662	$1,717	$1,999	16%	15%	$5,190	$5,378	4%
Income from Continuing Operations before Income Taxes	$5,620	$5,100	$5,981	$5,678	$6,003	6%	7%	$16,377	$17,662	8%
Income Taxes (benefits)	1,733	1,509	1,863	1,795	1,866	4%	8%	4,935	5,524	12%
Income from Continuing Operations	$3,887	$3,591	$4,118	$3,883	$4,137	7%	6%	$11,442	$12,138	6%
Income (Loss) from Discontinued Operations, net of Taxes	(30)	(3)	(18)	21	(5)	NM	83%	(55)	(2)	96%
Net Income before Noncontrolling Interests	$3,857	$3,588	$4,100	$3,904	$4,132	6%	7%	$11,387	$12,136	7%
Net Income Attributable to Noncontrolling Interests	17	15	10	32	(1)	NM	NM	48	41	(15)%
Citigroup’s Net Income	$3,840	$3,573	$4,090	$3,872	$4,133	7%	8%	$11,339	$12,095	7%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.25	$1.14	$1.36	$1.27	$1.42	12%	14%	$3.60	$4.05	13%
Citigroup’s Net Income	$1.24	$1.14	$1.35	$1.28	$1.42	11%	15%	$3.58	$4.05	13%
Shares (in millions):
Average Basic	2,879.9	2,813.8	2,765.3	2,739.1	2,683.6	(2)%	(7)%	2,912.9	2,729.3	(6)%
Average Diluted	2,880.1	2,814.2	2,765.5	2,739.2	2,683.7	(2)%	(7)%	2,913.0	2,729.5	(6)%
Common Shares Outstanding, at period end	2,849.7	2,772.4	2,753.3	2,724.6	2,644.0	(3)%	(7)%

Preferred Dividends	$225	$320	$301	$320	$272	(15)%	21%	$757	$893	18%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,592	$3,207	$3,752	$3,483	$3,813	9%	6%	$10,491	$11,048	5%
Citigroup’s Net Income	$3,562	$3,204	$3,734	$3,504	$3,808	9%	7%	$10,437	$11,046	6%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,592	$3,207	$3,752	$3,483	$3,813	9%	6%	$10,491	$11,048	5%
Citigroup’s Net Income	$3,562	$3,204	$3,734	$3,504	$3,808	9%	7%	$10,437	$11,046	6%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (1) (2) (3)	12.63%	12.57%	12.81%	13.06%	13.0%
Tier 1 Capital Ratio(1) (2) (3)	14.23%	14.24%	14.48%	14.74%	14.6%
Total Capital Ratio(1) (2) (3)	16.34%	16.24%	16.52%	16.93%	16.9%
Supplementary Leverage Ratio(2) (3) (4)	7.40%	7.22%	7.27%	7.24%	7.1%
Return on Average Assets	0.83%	0.78%	0.91%	0.83%	0.87%			0.84%	0.87%
Return on Average Common Equity	6.8%	6.2%	7.4%	6.8%	7.3%			6.7%	7.2%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	59%	59%	58%	59%	56%			59%	57%

Balance Sheet Data(2) (in billions of dollars, except per share amounts):
Total Assets	$1,818.1	$1,792.1	$1,821.5	$1,864.1	$1,889.2	1%	4%
Total Average Assets	1,830.2	1,819.8	1,830.6	1,869.2	1,892.3	1%	3%	$1,805.0	$1,864.0	3%
Total Deposits	940.3	929.4	950.0	958.7	963.2	—	2%
Citigroup’s Stockholders’ Equity(3)	231.6	225.1	228.0	230.0	227.6	(1)%	(2)%
Book Value Per Share(3)	74.51	74.26	75.81	77.36	78.81	2%	6%
Tangible Book Value Per Share(3)(5)	64.71	64.57	65.88	67.32	68.55	2%	6%

Direct Staff (in thousands)	220	219	215	214	213	—	(3)%

(1)      Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach as of September 30, 2017 and June 30, 2017 and the U.S. Basel III Advanced Approaches framework for all periods prior to June 30, 2017.  For all periods presented, Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment.  Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures.  For the composition of Citi’s CET1 Capital and ratio, see page 28.

(2)      September 30, 2017 is preliminary.

(3)      In March 2017, the FASB issued Accounting Standards Update 2017-08, Premium Amortization on Purchased Callable Debt Securities (ASU 2017-08), which revises existing U.S. GAAP by shortening the amortization period for premiums on certain purchased callable debt securities to the earliest call date, rather than the contractual life of the security. During the second quarter of 2017, Citi early adopted ASU 2017-08 on a modified retrospective basis effective January 1, 2017, resulting in a $156 million net reduction of Citi’s stockholders’ equity. 1Q17 regulatory capital ratios, book value and tangible book value per share have been restated, although the retrospective application was immaterial to these ratios and amounts.

(4)      Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  For the composition of Citi’s SLR, see page 28.

(5)      Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)
Revenues
Interest revenue	$14,653	$14,439	$14,423	$15,201	$15,821	4%	8%	$43,176	$45,445	5%
Interest expense	3,174	3,277	3,566	4,036	4,379	8%	38%	9,234	11,981	30%
Net interest revenue	11,479	11,162	10,857	11,165	11,442	2%	—	33,942	33,464	(1)%

Commissions and fees	2,644	2,689	2,759	2,937	2,931	—	11%	7,832	8,627	10%
Principal transactions	2,238	1,691	3,022	2,562	2,170	(15)%	(3)%	5,894	7,754	32%
Administrative and other fiduciary fees	862	813	893	1,003	1,010	1%	17%	2,551	2,906	14%
Realized gains (losses) on investments	287	275	192	221	213	(4)%	(26)%	673	626	(7)%
Other-than-temporary impairment losses on investments and other assets	(32)	(5)	(12)	(20)	(15)	25%	53%	(615)	(47)	92%
Insurance premiums	184	171	169	156	166	6%	(10)%	665	491	(26)%
Other revenue	98	216	240	(123)	256	NM	NM	1,921	373	(81)%
Total non-interest revenues	6,281	5,850	7,263	6,736	6,731	—	7%	18,921	20,730	10%
Total revenues, net of interest expense	17,760	17,012	18,120	17,901	18,173	2%	2%	52,863	54,194	3%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,525	1,696	1,709	1,710	1,777	4%	17%	4,865	5,196	7%
Credit reserve build / (release)	221	31	(34)	(44)	369	NM	67%	157	291	85%
Provision for loan losses	1,746	1,727	1,675	1,666	2,146	29%	23%	5,022	5,487	9%
Provision for Policyholder benefits and claims	35	32	30	23	28	22%	(20)%	172	81	(53)%
Provision for unfunded lending commitments	(45)	33	(43)	28	(175)	NM	NM	(4)	(190)	NM
Total provisions for credit losses and for benefits and claims	1,736	1,792	1,662	1,717	1,999	16%	15%	5,190	5,378	4%

Operating Expenses
Compensation and benefits	5,203	4,982	5,534	5,463	5,304	(3)%	2%	15,988	16,301	2%
Premises and Equipment	624	625	620	604	608	1%	(3)%	1,917	1,832	(4)%
Technology / communication expense	1,694	1,685	1,659	1,690	1,759	4%	4%	5,000	5,108	2%
Advertising and marketing expense	403	406	373	432	417	(3)%	3%	1,226	1,222	—
Other operating	2,480	2,422	2,291	2,317	2,083	(10)%	(16)%	7,165	6,691	(7)%
Total operating expenses	10,404	10,120	10,477	10,506	10,171	(3)%	(2)%	31,296	31,154	—

Income from Continuing Operations before Income Taxes	5,620	5,100	5,981	5,678	6,003	6%	7%	16,377	17,662	8%
Provision (benefits) for income taxes	1,733	1,509	1,863	1,795	1,866	4%	8%	4,935	5,524	12%

Income from Continuing Operations	3,887	3,591	4,118	3,883	4,137	7%	6%	11,442	12,138	6%
Discontinued Operations
Income (Loss) from Discontinued Operations	(37)	(4)	(28)	33	(9)	NM	76%	(76)	(4)	95%
Provision (benefits) for income taxes	(7)	(1)	(10)	12	(4)	NM	43%	(21)	(2)	90%
Income (Loss) from Discontinued Operations, net of taxes	(30)	(3)	(18)	21	(5)	NM	83%	(55)	(2)	96%

Net Income before Noncontrolling Interests	3,857	3,588	4,100	3,904	4,132	6%	7%	11,387	12,136	7%

Net Income attributable to noncontrolling interests	17	15	10	32	(1)	NM	NM	48	41	(15)%
Citigroup’s Net Income	$3,840	$3,573	$4,090	$3,872	$4,133	7%	8%	$11,339	$12,095	7%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						3Q17 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2016	2016	2017	2017	2017 (1)	2Q17	3Q16
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,419	$23,043	$22,272	$20,940	$22,604	8%	(3)%
Deposits with banks	132,571	137,451	157,773	165,142	163,505	(1)%	23%
Fed funds sold and securities borr’d or purch under agree. to resell	236,045	236,813	242,929	234,065	252,608	8%	7%
Brokerage receivables	36,112	28,887	36,888	40,487	38,076	(6)%	5%
Trading account assets	254,627	243,925	244,903	259,606	258,907	—	2%
Investments
Available-for-sale and non-marketable equity securities(2)	316,352	307,637	297,891	301,535	303,147	1%	(4)%
Held-to-maturity	38,588	45,667	47,820	50,175	51,527	3%	34%
Total Investments	354,940	353,304	345,711	351,710	354,674	1%	—
Loans, net of unearned income
Consumer	328,372	325,063	320,556	325,261	325,576	—	(1)%
Corporate	310,063	299,306	308,039	319,434	327,607	3%	6%
Loans, net of unearned income	638,435	624,369	628,595	644,695	653,183	1%	2%
Allowance for loan losses	(12,439)	(12,060)	(12,030)	(12,025)	(12,366)	(3)%	1%
Total loans, net	625,996	612,309	616,565	632,670	640,817	1%	2%
Goodwill	22,539	21,659	22,265	22,349	22,345	—	(1)%
Intangible assets (other than MSRs)	5,358	5,114	5,013	4,887	4,732	(3)%	(12)%
Mortgage servicing rights (MSRs)	1,270	1,564	567	560	553	(1)%	(56)%
Other assets	125,240	128,008	126,593	131,647	130,312	(1)%	4%
Total assets	$1,818,117	$1,792,077	$1,821,479	$1,864,063	$1,889,133	1%	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$141,899	$136,698	$129,436	$126,253	$127,220	1%	(10)%
Interest-bearing deposits in U.S. offices	288,094	300,972	310,572	311,361	315,556	1%	10%
Total U.S. Deposits	429,993	437,670	440,008	437,614	442,776	1%	3%
Non-interest-bearing deposits in offices outside the U.S.	75,956	77,616	79,063	83,046	84,178	1%	11%
Interest-bearing deposits in offices outside the U.S.	434,303	414,120	430,919	438,083	437,084	—	1%
Total International Deposits	510,259	491,736	509,982	521,129	521,262	—	2%

Total deposits	940,252	929,406	949,990	958,743	964,038	1%	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	153,124	141,821	148,230	154,780	161,282	4%	5%
Brokerage payables	61,921	57,152	59,655	62,947	63,205	—	2%
Trading account liabilities	131,649	139,045	144,070	136,745	138,820	2%	5%
Short-term borrowings	29,527	30,701	26,127	36,519	38,149	4%	29%
Long-term debt	209,051	206,178	208,530	225,179	232,673	3%	11%
Other liabilities(3)	59,903	61,631	55,880	58,043	62,344	7%	4%
Total liabilities	$1,585,427	$1,565,934	$1,592,482	$1,632,956	$1,660,511	2%	5%

Equity
Stockholders’ equity(2)
Preferred stock	$19,253	$19,253	$19,253	$19,253	$19,253	—	—
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,875	108,042	107,613	107,798	107,896	—	—
Retained earnings(2)	143,678	146,477	149,071	152,178	155,174	2%	8%
Treasury stock	(12,069)	(16,302)	(17,579)	(19,342)	(24,829)	(28)%	NM
Accumulated other comprehensive income (loss)	(27,193)	(32,381)	(30,413)	(29,899)	(29,891)	—	(10)%
Total common equity	$212,322	$205,867	$208,723	$210,766	$208,381	(1)%	(2)%

Total Citigroup stockholders’ equity	$231,575	$225,120	$227,976	$230,019	$227,634	(1)%	(2)%
Noncontrolling interests	1,115	1,023	1,021	1,088	988	(9)%	(11)%
Total equity	232,690	226,143	228,997	231,107	228,622	(1)%	(2)%
Total liabilities and equity	$1,818,117	$1,792,077	$1,821,479	$1,864,063	$1,889,133	1%	4%

(1)                   Preliminary

(2)                   See footnote 3 on page 1.

(3)                   Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Global Consumer Banking
North America	$5,161	$5,059	$4,944	$4,944	$5,194	5%	1%	$14,700	$15,082	3%
Latin America	1,245	1,212	1,151	1,290	1,370	6%	10%	3,710	3,811	3%
Asia (1)	1,758	1,696	1,722	1,801	1,869	4%	6%	5,142	5,392	5%
Total	8,164	7,967	7,817	8,035	8,433	5%	3%	23,552	24,285	3%

Institutional Clients Group
North America	3,191	2,949	3,455	3,568	3,638	2%	14%	9,564	10,661	11%
EMEA	2,506	2,605	2,807	2,837	2,655	(6)%	6%	7,250	8,299	14%
Latin America	999	994	1,127	1,042	1,059	2%	6%	2,983	3,228	8%
Asia	1,763	1,636	1,737	1,766	1,879	6%	7%	5,246	5,382	3%
Total	8,459	8,184	9,126	9,213	9,231	—	9%	25,043	27,570	10%

Corporate / Other	1,137	861	1,177	653	509	(22)%	(55)%	4,268	2,339	(45)%

Total Citigroup - Net Revenues	$17,760	$17,012	$18,120	$17,901	$18,173	2%	2%	$52,863	$54,194	3%

(1)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)
Income from Continuing Operations:

Global Consumer Banking
North America	$780	$810	$627	$670	$655	(2)%	(16)%	$2,428	$1,952	(20)%
Latin America	160	154	130	136	164	21%	3%	479	430	(10)%
Asia (1)	310	261	246	323	355	10%	15%	822	924	12%
Total	1,250	1,225	1,003	1,129	1,174	4%	(6)%	3,729	3,306	(11)%

Institutional Clients Group
North America	1,067	877	1,100	1,112	1,322	19%	24%	2,618	3,534	35%
EMEA	649	647	855	779	746	(4)%	15%	1,718	2,380	39%
Latin America	389	343	475	333	380	14%	(2)%	1,111	1,188	7%
Asia	555	514	581	556	614	10%	11%	1,697	1,751	3%
Total	2,660	2,381	3,011	2,780	3,062	10%	15%	7,144	8,853	24%

Corporate / Other	(23)	(15)	104	(26)	(99)	NM	NM	569	(21)	NM

Income From Continuing Operations	3,887	3,591	4,118	3,883	4,137	7%	6%	11,442	12,138	6%

Discontinued Operations	(30)	(3)	(18)	21	(5)	NM	83%	(55)	(2)	96%

Net Income Attributable to Noncontrolling Interests	17	15	10	32	(1)	NM	NM	48	41	(15)%

Total Citigroup - Net Income	$3,840	$3,573	$4,090	$3,872	$4,133	7%	8%	$11,339	$12,095	7%

Average Assets
North America	$951	$971	$964	$980	$993	1%	4%	$932	$979	5%
EMEA (1)	317	308	318	335	329	(2)%	4%	310	327	5%
Latin America	128	125	125	130	131	1%	2%	130	129	(1)%
Asia (1)	323	316	322	329	337	2%	4%	313	329	5%
Corporate / Other	111	100	102	95	102	7%	(8)%	120	100	(17)%
Total	$1,830	$1,820	$1,831	$1,869	$1,892	1%	3%	$1,805	$1,864	3%

Return on Average Assets (ROA)
North America	0.77%	0.69%	0.73%	0.73%	0.79%			0.72%	0.75%
EMEA (1)	0.80%	0.82%	1.08%	0.92%	0.88%			0.72%	0.96%
Latin America	1.70%	1.58%	1.94%	1.44%	1.64%			1.63%	1.67%
Asia (1)	1.06%	0.97%	1.04%	1.07%	1.14%			1.07%	1.09%
Corporate/Other	(0.17)%	(0.08)%	0.37%	(0.06)%	(0.34)%			0.58%	(0.01)%
Total	0.83%	0.78%	0.91%	0.83%	0.87%			0.84%	0.87%

(1)     Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Net Interest Revenue	$6,709	$6,656	$6,522	$6,699	$7,010	5%	4%	$19,369	$20,231	4%
Non-Interest Revenue	1,455	1,311	1,295	1,336	1,423	7%	(2)%	4,183	4,054	(3)%
Total Revenues, Net of Interest Expense	8,164	7,967	7,817	8,035	8,433	5%	3%	23,552	24,285	3%
Total Operating Expenses	4,429	4,356	4,415	4,497	4,410	(2)%	—	13,127	13,322	1%
Net Credit Losses	1,349	1,516	1,603	1,615	1,704	6%	26%	4,094	4,922	20%
Credit Reserve Build / (Release)	436	164	177	125	486	NM	11%	544	788	45%
Provision for Unfunded Lending Commitments	(3)	(3)	6	(1)	(5)	NM	(67)%	6	—	(100)%
Provision for Benefits and Claims	26	32	29	23	28	22%	8%	74	80	8%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,808	1,709	1,815	1,762	2,213	26%	22%	4,718	5,790	23%
Income from Continuing Operations before Taxes	1,927	1,902	1,587	1,776	1,810	2%	(6)%	5,707	5,173	(9)%
Income Taxes	677	677	584	647	636	(2)%	(6)%	1,978	1,867	(6)%
Income from Continuing Operations	1,250	1,225	1,003	1,129	1,174	4%	(6)%	3,729	3,306	(11)%
Noncontrolling Interests	3	1	1	4	2	(50)%	(33)%	6	7	17%
Net Income	$1,247	$1,224	$1,002	$1,125	$1,172	4%	(6)%	$3,723	$3,299	(11)%
EOP Assets (in billions of dollars)	$411	$412	$412	$419	$419	—	2%
Average Assets (in billions of dollars)	$409	$410	$411	$414	$421	2%	3%	$391	$415	6%
Return on Average Assets (ROA)	1.21%	1.19%	0.99%	1.09%	1.10%			1.27%	1.06%
Efficiency Ratio	54%	55%	56%	56%	52%			56%	55%

Net Credit Losses as a % of Average Loans	1.87%	2.10%	2.24%	2.20%	2.26%			1.97%	2.24%

Revenue by Business
Retail Banking	$3,330	$3,157	$3,155	$3,299	$3,493	6%	5%	$9,759	$9,947	2%
Cards (1)	4,834	4,810	4,662	4,736	4,940	4%	2%	13,793	14,338	4%
Total	$8,164	$7,967	$7,817	$8,035	$8,433	5%	3%	$23,552	$24,285	3%

Net Credit Losses by Business
Retail Banking	$257	$286	$236	$244	$300	23%	17%	$721	$780	8%
Cards (1)	1,092	1,230	1,367	1,371	1,404	2%	29%	3,373	4,142	23%
Total	$1,349	$1,516	$1,603	$1,615	$1,704	6%	26%	$4,094	$4,922	20%

Income from Continuing Operations by Business
Retail Banking	$461	$335	$339	$420	$550	31%	19%	$1,231	$1,309	6%
Cards (1)	789	890	664	709	624	(12)%	(21)%	2,498	1,997	(20)%
Total	$1,250	$1,225	$1,003	$1,129	$1,174	4%	(6)%	$3,729	$3,306	(11)%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,164	$7,967	$7,817	$8,035	$8,433	5%	3%	$23,552	$24,285	3%
Impact of FX Translation (2)	89	180	146	60	—			(39)	—
Total Revenues - Ex-FX (2)	$8,253	$8,147	$7,963	$8,095	$8,433	4%	2%	$23,513	$24,285	3%

Total Operating Expenses - as Reported	$4,429	$4,356	$4,415	$4,497	$4,410	(2)%	—	$13,127	$13,322	1%
Impact of FX Translation (2)	43	97	75	30	—			(10)	—
Total Operating Expenses - Ex-FX (2)	$4,472	$4,453	$4,490	$4,527	$4,410	(3)%	(1)%	$13,117	$13,322	2%

Total Provisions for LLR & PBC - as Reported	$1,808	$1,709	$1,815	$1,762	$2,213	26%	22%	$4,718	$5,790	23%
Impact of FX Translation (2)	20	41	34	15	—			(20)	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,828	$1,750	$1,849	$1,777	$2,213	25%	21%	$4,698	$5,790	23%

Net Income - as Reported	$1,247	$1,224	$1,002	$1,125	$1,172	4%	(6)%	$3,723	$3,299	(11)%
Impact of FX Translation (2)	17	27	24	10	—			(10)	—
Net Income - Ex-FX (2)	$1,264	$1,251	$1,026	$1,135	$1,172	3%	(7)%	$3,713	$3,299	(11)%

(1)  Includes both Citi-Branded Cards and Citi Retail Services.

(2)  Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2017 and year-to-date 2017 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						3Q17 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2016	2016	2017	2017	2017	2Q17	3Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,648	2,618	2,601	2,570	2,474	(4)%	(7)%
Accounts (in millions)	55.1	54.6	53.9	53.8	53.2	(1)%	(3)%
Average Deposits	$301.2	$301.1	$303.5	$307.2	$308.1	—	2%
Investment Sales	$19.7	$18.5	$20.9	$21.8	$25.3	16%	28%
Investment Assets under Management (AUMs)	$140.9	$137.5	$146.7	$152.8	$158.2	4%	12%
Average Loans	$142.0	$138.1	$138.8	$142.3	$144.3	1%	2%
EOP Loans:
Mortgages	$81.4	$79.4	$81.2	$81.4	$81.4	—	—
Commercial Banking	33.2	32.0	33.9	34.8	35.5	2%	7%
Personal and Other	27.0	24.9	26.3	27.2	27.3	—	1%
EOP Loans	$141.6	$136.3	$141.4	$143.4	$144.2	1%	2%

Net Interest Revenue (in millions) (1)	$2,191	$2,129	$2,143	$2,274	$2,375	4%	8%
As a % of Average Loans	6.14%	6.13%	6.26%	6.41%	6.53%

Net Credit Losses (in millions)	$257	$286	$236	$244	$300	23%	17%
As a % of Average Loans	0.72%	0.82%	0.69%	0.69%	0.82%
Loans 90+ Days Past Due (in millions) (2)	$579	$474	$488	$477	$489	3%	(16)%
As a % of EOP Loans	0.41%	0.35%	0.35%	0.33%	0.34%
Loans 30-89 Days Past Due (in millions) (2)	$722	$726	$777	$747	$805	8%	11%
As a % of EOP Loans	0.51%	0.54%	0.55%	0.52%	0.56%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	143.0	142.7	142.4	142.5	142.2	—	(1)%
Purchase Sales (in billions)	$115.3	$125.1	$112.2	$125.3	$124.9	—	8%

Average Loans (in billions) (3)	$145.5	$149.3	$150.8	$151.5	$155.4	3%	7%
EOP Loans (in billions) (3)	$147.8	$155.6	$149.9	$155.1	$156.6	1%	6%
Average Yield (4)	12.76%	12.54%	12.58%	12.67%	12.75%
Net Interest Revenue (5)	$4,518	$4,527	$4,379	$4,425	$4,635	5%	3%
As a % of Average Loans (5)	12.35%	12.06%	11.78%	11.72%	11.83%
Net Credit Losses	$1,092	$1,230	$1,367	$1,371	$1,404	2%	29%
As a % of Average Loans	2.99%	3.28%	3.68%	3.63%	3.58%
Net Credit Margin (6)	$3,734	$3,572	$3,288	$3,357	$3,528	5%	(6)%
As a % of Average Loans (6)	10.21%	9.52%	8.84%	8.89%	9.01%
Loans 90+ Days Past Due	$1,587	$1,819	$1,753	$1,706	$1,790	5%	13%
As a % of EOP Loans	1.07%	1.17%	1.17%	1.10%	1.14%
Loans 30-89 Days Past Due	$1,831	$1,814	$1,739	$1,751	$1,958	12%	7%
As a % of EOP Loans	1.24%	1.17%	1.16%	1.13%	1.25%

(1)  Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)  The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 2 on page 9.

(3)  Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)  Average yield is gross interest revenue earned divided by average loans.

(5)  Net interest revenue includes certain fees that are recorded as interest revenue.

(6)  Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Net Interest Revenue	$4,696	$4,706	$4,617	$4,633	$4,825	4%	3%	$13,425	$14,075	5%
Non-Interest Revenue	465	353	327	311	369	19%	(21)%	1,275	1,007	(21)%
Total Revenues, Net of Interest Expense	5,161	5,059	4,944	4,944	5,194	5%	1%	14,700	15,082	3%
Total Operating Expenses	2,595	2,537	2,576	2,577	2,460	(5)%	(5)%	7,521	7,613	1%
Net Credit Losses	927	1,105	1,190	1,181	1,239	5%	34%	2,814	3,610	28%
Credit Reserve Build / (Release)	408	117	152	101	463	NM	13%	536	716	34%
Provision for Unfunded Lending Commitments	—	(1)	7	2	(3)	NM	NM	7	6	(14)%
Provision for Benefits and Claims	8	9	6	8	9	13%	13%	25	23	(8)%
Provisions for Loan Losses and for Benefits and Claims	1,343	1,230	1,355	1,292	1,708	32%	27%	3,382	4,355	29%
Income from Continuing Operations before Taxes	1,223	1,292	1,013	1,075	1,026	(5)%	(16)%	3,797	3,114	(18)%
Income Taxes	443	482	386	405	371	(8)%	(16)%	1,369	1,162	(15)%
Income from Continuing Operations	780	810	627	670	655	(2)%	(16)%	2,428	1,952	(20)%
Noncontrolling Interests	—	(1)	—	—	—	—	—	(1)	—	100%
Net Income	$780	$811	$627	$670	$655	(2)%	(16)%	$2,429	$1,952	(20)%
Average Assets (in billions)	$239	$245	$245	$243	$249	2%	4%	$223	$246	10%
Return on Average Assets	1.30%	1.32%	1.04%	1.11%	1.04%			1.45%	1.06%
Efficiency Ratio	50%	50%	52%	52%	47%			51%	50%

Net Credit Losses as a % of Average Loans	2.07%	2.42%	2.63%	2.58%	2.63%			2.24%	2.62%

Revenue by Business
Retail Banking	$1,356	$1,263	$1,256	$1,291	$1,363	6%	1%	$3,959	$3,910	(1)%
Citi-Branded Cards	2,191	2,213	2,096	2,079	2,178	5%	(1)%	5,937	6,353	7%
Citi Retail Services	1,614	1,583	1,592	1,574	1,653	5%	2%	4,804	4,819	—
Total	$5,161	$5,059	$4,944	$4,944	$5,194	5%	1%	$14,700	$15,082	3%

Net Credit Losses by Business
Retail Banking	$52	$83	$37	$39	$88	NM	69%	$122	$164	34%
Citi-Branded Cards	448	539	633	611	611	—	36%	1,370	1,855	35%
Citi Retail Services	427	483	520	531	540	2%	26%	1,322	1,591	20%
Total	$927	$1,105	$1,190	$1,181	$1,239	5%	34%	$2,814	$3,610	28%

Income from Continuing Operations by Business
Retail Banking	$187	$85	$83	$140	$179	28%	(4)%	$448	$402	(10)%
Citi-Branded Cards	322	446	248	305	345	13%	7%	995	898	(10)%
Citi Retail Services	271	279	296	225	131	(42)%	(52)%	985	652	(34)%
Total	$780	$810	$627	$670	$655	(2)%	(16)%	$2,428	$1,952	(20)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						3Q17 Increase/ (Decrease) from
	3Q	4Q	1Q	2Q	3Q
	2016	2016	2017	2017	2017	2Q17	3Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	727	723	705	695	695	—	(4)%
Accounts (in millions)	10.6	10.5	9.6	9.5	9.4	(1)%	(11)%
Average Deposits	$183.9	$186.0	$185.5	$185.1	$184.1	(1)%	—
Investment Sales	$5.2	$5.3	$6.2	$6.5	$6.7	3%	29%
Investment AUMs	$53.1	$52.8	$55.1	$56.7	$58.6	3%	10%

Average Loans	$55.0	$55.0	$55.4	$55.6	$55.7	—	1%

EOP Loans:
Mortgages	$44.0	$44.2	$44.3	$44.3	$44.2	—	—
Commercial Banking	8.8	9.0	9.2	9.2	9.4	2%	7%
Personal and Other	2.0	2.1	2.0	2.1	2.1	—	5%
Total EOP Loans	$54.8	$55.3	$55.5	$55.6	$55.7	—	2%

Mortgage Originations (1)	$6.5	$5.6	$3.8	$3.1	$3.2	3%	(51)%

Third Party Mortgage Servicing Portfolio (EOP)	$147.6	$143.2	$48.5	$49.1	$49.1	—	(67)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$141.9	$102.8	$63.1	$50.0	$47.3	(5)%	(67)%

Saleable Mortgage Rate Locks	$3.9	$2.6	$1.9	$1.5	$1.7	13%	(56)%

Net Interest Revenue on Loans (in millions)	$281	$264	$251	$249	$253	2%	(10)%
As a % of Avg. Loans	2.03%	1.91%	1.84%	1.80%	1.80%

Net Credit Losses (in millions)	$52	$83	$37	$39	$88	NM	69%
As a % of Avg. Loans	0.38%	0.60%	0.27%	0.28%	0.63%

Loans 90+ Days Past Due (in millions) (2)	$256	$181	$182	$155	$167	8%	(35)%
As a % of EOP Loans	0.47%	0.33%	0.33%	0.28%	0.30%
Loans 30-89 Days Past Due (in millions) (2)	$198	$214	$189	$191	$270	41%	36%
As a % of EOP Loans	0.37%	0.39%	0.35%	0.35%	0.49%

(1)              Originations of residential first mortgages.

(2)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $305 million and ($0.7 billion), $327 million and ($0.7 billion), $313 million and ($0.8 billion), $295 million and ($0.8 billion), and $289 million and ($0.7 billion), as of September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $58 million and ($0.7 billion), $70 million and ($0.7 billion), $84 million and ($0.8 billion), $84 million and ($0.8 billion), and $79 million and ($0.7 billion), as of September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						3Q17 Increase/ (Decrease) from
	3Q	4Q	1Q	2Q	3Q
	2016	2016	2017	2017	2017	2Q17	3Q16

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	32.5	32.9	33.2	33.6	33.9	1%	4%
Purchase Sales (in billions)	$73.1	$78.5	$72.5	$80.5	$80.4	—	10%

Average Loans (in billions) (1)	$79.2	$82.1	$82.6	$83.3	$85.4	3%	8%

EOP Loans (in billions) (1)	$81.3	$86.0	$82.2	$85.6	$86.3	1%	6%

Average Yield (2)	9.90%	9.60%	9.60%	9.61%	9.70%
Net Interest Revenue (3)	$1,863	$1,867	$1,785	$1,788	$1,849	3%	(1)%
As a % of Avg. Loans (3)	9.36%	9.05%	8.76%	8.61%	8.59%
Net Credit Losses	$448	$539	$633	$611	$611	—	36%
As a % of Average Loans	2.25%	2.61%	3.11%	2.94%	2.84%
Net Credit Margin (4)	$1,740	$1,670	$1,461	$1,466	$1,564	7%	(10)%
As a % of Avg. Loans (4)	8.74%	8.09%	7.17%	7.06%	7.27%
Loans 90+ Days Past Due	$607	$748	$698	$659	$668	1%	10%
As a % of EOP Loans	0.75%	0.87%	0.85%	0.77%	0.77%
Loans 30-89 Days Past Due	$710	$688	$632	$619	$705	14%	(1)%
As a % of EOP Loans	0.87%	0.80%	0.77%	0.72%	0.82%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	88.3	87.7	86.8	86.5	86.0	(1)%	(3)%
Purchase Sales (in billions)	$19.7	$23.2	$16.9	$20.6	$20.0	(3)%	2%

Average Loans (in billions) (1)	$43.6	$44.9	$45.3	$44.5	$45.6	2%	5%

EOP Loans (in billions) (1)	$43.9	$47.3	$44.2	$45.2	$45.9	2%	5%

Average Yield (2)	17.06%	16.92%	17.14%	17.38%	17.51%
Net Interest Revenue (3)	$1,923	$1,947	$1,908	$1,897	$1,986	5%	3%
As a % of Avg. Loans (3)	17.55%	17.25%	17.08%	17.10%	17.28%
Net Credit Losses	$427	$483	$520	$531	$540	2%	26%
As a % of Average Loans	3.90%	4.28%	4.66%	4.79%	4.70%
Net Credit Margin (4)	$1,182	$1,096	$1,067	$1,037	$1,108	7%	(6)%
As a % of Avg. Loans (4)	10.79%	9.71%	9.55%	9.35%	9.64%
Loans 90+ Days Past Due	$664	$761	$735	$693	$772	11%	16%
As a % of EOP Loans	1.51%	1.61%	1.66%	1.53%	1.68%
Loans 30-89 Days Past Due	$750	$777	$730	$730	$836	15%	11%
As a % of EOP Loans	1.71%	1.64%	1.65%	1.62%	1.82%

(1)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)    Average yield is calculated as gross interest revenue earned divided by average loans.

(3)    Net interest revenue includes certain fees that are recorded as interest revenue.

(4)    Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Net Interest Revenue	$877	$840	$800	$917	$985	7%	12%	$2,591	$2,702	4%
Non-Interest Revenue	368	372	351	373	385	3%	5%	1,119	1,109	(1)%
Total Revenues, Net of Interest Expense	1,245	1,212	1,151	1,290	1,370	6%	10%	3,710	3,811	3%
Total Operating Expenses	707	688	659	735	768	4%	9%	2,150	2,162	1%
Net Credit Losses	254	248	253	277	295	6%	16%	792	825	4%
Credit Reserve Build / (Release)	32	36	12	50	44	(12)%	38%	47	106	NM
Provision for Unfunded Lending Commitments	—	(1)	—	(1)	(1)	—	(100)%	2	(2)	NM
Provision for Benefits and Claims	18	23	23	15	19	27%	6%	49	57	16%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	304	306	288	341	357	5%	17%	890	986	11%
Income from Continuing Operations before Taxes	234	218	204	214	245	14%	5%	670	663	(1)%
Income Taxes	74	64	74	78	81	4%	9%	191	233	22%
Income from Continuing Operations	160	154	130	136	164	21%	3%	479	430	(10)%
Noncontrolling Interests	2	1	1	2	1	(50)%	(50)%	4	4	—
Net Income	$158	$153	$129	$134	$163	22%	3%	$475	$426	(10)%
Average Assets (in billions of dollars)	$49	$45	$43	$46	$47	2%	(4)%	$50	$45	(10)%
Return on Average Assets	1.28%	1.35%	1.22%	1.17%	1.38%			1.27%	1.27%
Efficiency Ratio	57%	57%	57%	57%	56%			58%	57%

Net Credit Losses as a % of Average Loans	4.18%	4.20%	4.44%	4.36%	4.37%			4.35%	4.39%

Revenue by Business
Retail Banking	$881	$857	$836	$923	$976	6%	11%	$2,590	$2,735	6%
Citi-Branded Cards	364	355	315	367	394	7%	8%	1,120	1,076	(4)%
Total	$1,245	$1,212	$1,151	$1,290	$1,370	6%	10%	$3,710	$3,811	3%

Net Credit Losses by Business
Retail Banking	$132	$138	$137	$151	$143	(5)%	8%	$403	$431	7%
Citi-Branded Cards	122	110	116	126	152	21%	25%	389	394	1%
Total	$254	$248	$253	$277	$295	6%	16%	$792	$825	4%

Income from Continuing Operations by Business
Retail Banking	$84	$85	$86	$87	$125	44%	49%	$270	$298	10%
Citi-Branded Cards	76	69	44	49	39	(20)%	(49)%	209	132	(37)%
Total	$160	$154	$130	$136	$164	21%	3%	$479	$430	(10)%

FX Translation Impact:
Total Revenue - as Reported	$1,245	$1,212	$1,151	$1,290	$1,370	6%	10%	$3,710	$3,811	3%
Impact of FX Translation (1)	71	130	116	43	—			(92)	—
Total Revenues - Ex-FX (1)	$1,316	$1,342	$1,267	$1,333	$1,370	3%	4%	$3,618	$3,811	5%

Total Operating Expenses - as Reported	$707	$688	$659	$735	$768	4%	9%	$2,150	$2,162	1%
Impact of FX Translation (1)	33	62	54	20	—			(43)	—
Total Operating Expenses - Ex-FX (1)	$740	$750	$713	$755	$768	2%	4%	$2,107	$2,162	3%

Provisions for LLR & PBC - as Reported	$304	$306	$288	$341	$357	5%	17%	$890	$986	11%
Impact of FX Translation (1)	18	35	30	12	—			(23)	—
Provisions for LLR & PBC - Ex-FX (1)	$322	$341	$318	$353	$357	1%	11%	$867	$986	14%

Net Income - as Reported	$158	$153	$129	$134	$163	22%	3%	$475	$426	(10)%
Impact of FX Translation (1)	13	22	21	7	—			(20)	—
Net Income - Ex-FX (1)	$171	$175	$150	$141	$163	16%	(5)%	$455	$426	(6)%

(1)    Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2017 and year-to-date 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						3Q17 Increase/ (Decrease) from
	3Q	4Q	1Q	2Q	3Q
	2016	2016	2017	2017	2017	2Q17	3Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,494	1,494	1,499	1,496	1,497	—	—
Accounts (in millions)	27.7	27.6	27.9	28.0	27.6	(1)%	—
Average Deposits	$25.7	$25.2	$25.3	$27.8	$28.8	4%	12%
Investment Sales	$5.9	$5.9	$5.5	$5.7	$6.8	19%	15%
Investment AUMs	$31.0	$28.9	$32.5	$34.1	$34.8	2%	12%
Average Loans	$19.1	$18.5	$18.3	$20.2	$21.2	5%	11%
EOP Loans:
Mortgages	$4.1	$3.9	$4.4	$4.6	$4.6	—	12%
Commercial Banking	8.6	8.5	9.2	9.9	10.3	4%	20%
Personal and Other	6.0	5.6	6.1	6.5	6.1	(6)%	2%
Total EOP Loans	$18.7	$18.0	$19.7	$21.0	$21.0	—	12%

Net Interest Revenue (in millions) (1)	$612	$593	$582	$664	$698	5%	14%
As a % of Average Loans (1)	12.75%	12.75%	12.90%	13.18%	13.06%
Net Credit Losses (in millions)	$132	$138	$137	$151	$143	(5)%	8%
As a % of Average Loans	2.75%	2.97%	3.04%	3.00%	2.68%
Loans 90+ Days Past Due (in millions)	$160	$136	$141	$150	$151	1%	(6)%
As a % of EOP Loans	0.86%	0.76%	0.72%	0.71%	0.72%
Loans 30-89 Days Past Due (in millions)	$196	$185	$246	$216	$244	13%	24%
As a % of EOP Loans	1.05%	1.03%	1.25%	1.03%	1.16%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.8	5.8	5.7	5.7	5.7	—	(2)%
Purchase Sales (in billions)	$3.8	$4.0	$3.6	$4.1	$4.2	2%	11%
Average Loans (in billions) (2)	$5.1	$5.0	$4.8	$5.3	$5.6	6%	10%
EOP Loans (in billions) (2)	$4.9	$4.8	$5.2	$5.5	$5.6	2%	14%
Average Yield (3)	20.32%	20.13%	19.81%	20.50%	20.73%	1%	2%

Net Interest Revenue (in millions) (4)	$265	$247	$218	$253	$287	13%	8%
As a % of Average Loans (4)	20.67%	19.65%	18.42%	19.15%	20.33%
Net Credit Losses (in millions)	$122	$110	$116	$126	$152	21%	25%
As a % of Average Loans	9.52%	8.75%	9.80%	9.54%	10.77%
Net Credit Margin (in millions) (5)	$242	$245	$199	$241	$242	—	—
As a % of Average Loans (5)	18.88%	19.49%	16.81%	18.24%	17.14%
Loans 90+ Days Past Due (in millions)	$131	$130	$137	$161	$159	(1)%	21%
As a % of EOP Loans	2.67%	2.71%	2.63%	2.93%	2.84%
Loans 30-89 Days Past Due (in millions)	$131	$125	$145	$151	$163	8%	24%
As a % of EOP Loans	2.67%	2.60%	2.79%	2.75%	2.91%

(1)              Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)              Average yield is gross interest revenue earned divided by average loans.

(4)              Net interest revenue includes certain fees that are recorded as interest revenue.

(5)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Net Interest Revenue	$1,136	$1,110	$1,105	$1,149	$1,200	4%	6%	$3,353	$3,454	3%
Non-Interest Revenue	622	586	617	652	669	3%	8%	1,789	1,938	8%
Total Revenues, Net of Interest Expense	1,758	1,696	1,722	1,801	1,869	4%	6%	5,142	5,392	5%
Total Operating Expenses	1,127	1,131	1,180	1,185	1,182	—	5%	3,456	3,547	3%
Net Credit Losses	168	163	160	157	170	8%	1%	488	487	—
Credit Reserve Build / (Release)	(4)	11	13	(26)	(21)	19%	NM	(39)	(34)	13%
Provision for Unfunded Lending Commitments	(3)	(1)	(1)	(2)	(1)	50%	67%	(3)	(4)	(33)%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	161	173	172	129	148	15%	(8)%	446	449	1%
Income from Continuing Operations before Taxes	470	392	370	487	539	11%	15%	1,240	1,396	13%
Income Taxes	160	131	124	164	184	12%	15%	418	472	13%
Income from Continuing Operations	310	261	246	323	355	10%	15%	822	924	12%
Noncontrolling Interests	1	1	—	2	1	(50)%	—	3	3	—
Net Income	$309	$260	$246	$321	$354	10%	15%	$819	$921	12%
Average Assets (in billions)	$121	$120	$123	$125	$125	—	3%	$119	$124	4%
Return on Average Assets	1.02%	0.86%	0.81%	1.03%	1.12%			0.92%	0.99%
Efficiency Ratio	64%	67%	69%	66%	63%			67%	66%

Net Credit Losses as a % of Average Loans	0.78%	0.79%	0.78%	0.74%	0.78%			0.77%	0.77%

Revenue by Business
Retail Banking	$1,093	$1,037	$1,063	$1,085	$1,154	6%	6%	$3,210	$3,302	3%
Citi-Branded Cards	665	659	659	716	715	—	8%	1,932	2,090	8%
Total	$1,758	$1,696	$1,722	$1,801	$1,869	4%	6%	$5,142	$5,392	5%

Net Credit Losses by Business
Retail Banking	$73	$65	$62	$54	$69	28%	(5)%	$196	$185	(6)%
Citi-Branded Cards	95	98	98	103	101	(2)%	6%	292	302	3%
Total	$168	$163	$160	$157	$170	8%	1%	$488	$487	—

Income from Continuing Operations by Business
Retail Banking	$190	$165	$170	$193	$246	27%	29%	$513	$609	19%
Citi-Branded Cards	120	96	76	130	109	(16)%	(9)%	309	315	2%
Total	$310	$261	$246	$323	$355	10%	15%	$822	$924	12%

FX Translation Impact:
Total Revenue - as Reported	$1,758	$1,696	$1,722	$1,801	$1,869	4%	6%	$5,142	$5,392	5%
Impact of FX Translation (2)	18	50	30	17	—			53	—
Total Revenues - Ex-FX (2)	$1,776	$1,746	$1,752	$1,818	$1,869	3%	5%	$5,195	$5,392	4%

Total Operating Expenses - as Reported	$1,127	$1,131	$1,180	$1,185	$1,182	—	5%	$3,456	$3,547	3%
Impact of FX Translation (2)	10	35	21	10	—			33	—
Total Operating Expenses - Ex-FX (2)	$1,137	$1,166	$1,201	$1,195	$1,182	(1)%	4%	$3,489	$3,547	2%

Provisions for LLR & PBC - as Reported	$161	$173	$172	$129	$148	15%	(8)%	$446	$449	1%
Impact of FX Translation (2)	2	6	4	3	—			3	—
Provisions for LLR & PBC - Ex-FX (2)	$163	$179	$176	$132	$148	12%	(9)%	$449	$449	—

Net Income - as Reported	$309	$260	$246	$321	$354	10%	15%	$819	$921	12%
Impact of FX Translation (2)	4	5	3	3	—			10	—
Net Income - Ex-FX (2)	$313	$265	$249	$324	$354	9%	13%	$829	$921	11%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2017 and year-to-date 2017 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						3Q17 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2016	2016	2017	2017	2017	2Q17	3Q16
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	427	401	397	379	282	(26)%	(34)%
Accounts (in millions)	16.8	16.5	16.4	16.3	16.2	(1)%	(4)%
Average Deposits	$91.6	$89.9	$92.7	$94.3	$95.2	1%	4%
Investment Sales	$8.6	$7.3	$9.2	$9.6	$11.8	23%	37%
Investment AUMs	$56.8	$55.8	$59.1	$62.0	$64.8	5%	14%
Average Loans	$67.9	$64.6	$65.1	$66.5	$67.4	1%	(1)%
EOP Loans:
Mortgages	$33.3	$31.3	$32.5	$32.5	$32.6	—	(2)%
Commercial Banking	15.8	14.5	15.5	15.7	15.8	1%	—
Personal and Other	19.0	17.2	18.2	18.6	19.1	3%	1%
Total EOP Loans	$68.1	$63.0	$66.2	$66.8	$67.5	1%	(1)%

Net Interest Revenue (in millions) (2)	$669	$644	$636	$662	$688	4%	3%
As a % of Average Loans (2)	3.92%	3.97%	3.96%	3.99%	4.05%
Net Credit Losses (in millions)	$73	$65	$62	$54	$69	28%	(5)%
As a % of Average Loans	0.43%	0.40%	0.39%	0.33%	0.41%
Loans 90+ Days Past Due (in millions)	$163	$157	$165	$172	$171	(1)%	5%
As a % of EOP Loans	0.24%	0.25%	0.25%	0.26%	0.25%
Loans 30-89 Days Past Due (in millions)	$328	$327	$342	$340	$291	(14)%	(11)%
As a % of EOP Loans	0.48%	0.52%	0.52%	0.51%	0.43%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.4	16.3	16.7	16.7	16.6	(1)%	1%
Purchase Sales (in billions)	$18.7	$19.4	$19.2	$20.1	$20.3	1%	9%
Average Loans (in billions) (3)	$17.6	$17.3	$18.1	$18.4	$18.8	2%	7%
EOP Loans (in billions) (3)	$17.7	$17.5	$18.3	$18.8	$18.8	—	6%
Average Yield (4)	12.82%	12.92%	12.87%	12.84%	12.71%	(1)%	(1)%

Net Interest Revenue (in millions) (5)	$467	$466	$468	$487	$513	5%	10%
As a % of Average Loans (6)	10.56%	10.72%	10.49%	10.62%	10.83%
Net Credit Losses (in millions)	$95	$98	$98	$103	$101	(2)%	6%
As a % of Average Loans	2.15%	2.25%	2.20%	2.25%	2.13%
Net Credit Margin (in millions) (6)	$570	$561	$561	$613	$614	—	8%
As a % of Average Loans (6)	12.88%	12.90%	12.57%	13.36%	12.96%
Loans 90+ Days Past Due	$185	$180	$183	$193	$191	(1)%	3%
As a % of EOP Loans	1.05%	1.03%	1.00%	1.03%	1.02%
Loans 30-89 Days Past Due	$240	$224	$232	$251	$254	1%	6%
As a % of EOP Loans	1.36%	1.28%	1.27%	1.34%	1.35%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Commissions and Fees	$929	$969	$985	$1,020	$1,036	2%	12%	2,889	3,041	5%
Administration and Other Fiduciary Fees	610	592	644	719	710	(1)%	16%	1,845	2,073	12%
Investment Banking	917	969	1,044	1,180	1,099	(7)%	20%	2,686	3,323	24%
Principal Transactions	2,064	1,783	2,668	2,079	1,757	(15)%	(15)%	5,552	6,504	17%
Other	(125)	(66)	(5)	240	704	NM	NM	(86)	939	NM
Total Non-Interest Revenue	4,395	4,247	5,336	5,238	5,306	1%	21%	12,886	15,880	23%
Net Interest Revenue (including Dividends)	4,064	3,937	3,790	3,975	3,925	(1)%	(3)%	12,157	11,690	(4)%
Total Revenues, Net of Interest Expense	8,459	8,184	9,126	9,213	9,231	—	9%	25,043	27,570	10%
Total Operating Expenses	4,687	4,634	4,945	5,019	4,939	(2)%	5%	14,322	14,903	4%
Net Credit Losses	45	119	25	71	44	(38)%	(2)%	397	140	(65)%
Credit Reserve Build / (Release)	(93)	(53)	(176)	(15)	(38)	NM	59%	(11)	(229)	NM
Provision for Unfunded Lending Commitments	(42)	38	(54)	31	(170)	NM	NM	(4)	(193)	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(90)	104	(205)	87	(164)	NM	(82)%	382	(282)	NM
Income from Continuing Operations before Taxes	3,862	3,446	4,386	4,107	4,456	8%	15%	10,339	12,949	25%
Income Taxes	1,202	1,065	1,375	1,327	1,394	5%	16%	3,195	4,096	28%
Income from Continuing Operations	2,660	2,381	3,011	2,780	3,062	10%	15%	7,144	8,853	24%
Noncontrolling Interests	19	12	15	18	14	(22)%	(26)%	46	47	2%
Net Income	$2,641	$2,369	$2,996	$2,762	$3,048	10%	15%	$7,098	$8,806	24%
EOP Assets (in billions)	$1,303	$1,277	$1,314	$1,353	$1,370	1%	5%
Average Assets (in billions)	$1,310	$1,310	$1,318	$1,360	$1,369	1%	5%	$1,294	$1,349	4%
Return on Average Assets (ROA)	0.80%	0.72%	0.92%	0.81%	0.88%			0.73%	0.87%
Efficiency Ratio	55%	57%	54%	54%	54%			57%	54%

Revenue by Region
North America	$3,191	$2,949	$3,455	$3,568	$3,638	2%	14%	$9,564	$10,661	11%
EMEA	2,506	2,605	2,807	2,837	2,655	(6)%	6%	7,250	8,299	14%
Latin America	999	994	1,127	1,042	1,059	2%	6%	2,983	3,228	8%
Asia	1,763	1,636	1,737	1,766	1,879	6%	7%	5,246	5,382	3%
Total Revenues, net of Interest Expense	$8,459	$8,184	$9,126	$9,213	$9,231	—	9%	$25,043	$27,570	10%

Income from Continuing Operations by Region
North America	$1,067	$877	$1,100	$1,112	$1,322	19%	24%	$2,618	$3,534	35%
EMEA	649	647	855	779	746	(4)%	15%	1,718	2,380	39%
Latin America	389	343	475	333	380	14%	(2)%	1,111	1,188	7%
Asia	555	514	581	556	614	10%	11%	1,697	1,751	3%
Income from Continuing Operations	$2,660	$2,381	$3,011	$2,780	$3,062	10%	15%	$7,144	$8,853	24%

Average Loans by Region (in billions)
North America	$145	149	$146	$150	$152	1%	5%	$142	$149	5%
EMEA	68	66	65	67	71	6%	4%	66	68	3%
Latin America	36	34	34	35	34	(3)%	(6)%	36	34	(6)%
Asia	58	55	57	61	64	5%	10%	58	61	5%
Total	$307	$304	$302	$313	$321	3%	5%	$302	$312	3%

EOP Deposits by Region (in billions)
North America	$276	$282	$287	$280	$290	4%	5%
EMEA	170	164	161	170	172	1%	1%
Latin America	26	26	28	27	26	(4)%	(1)%
Asia	147	140	144	147	152	3%	4%
Total	$619	$612	$620	$624	$640	3%	3%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$417	$412	$417	$421	$428	2%	3%
All Other ICG Businesses	202	200	203	203	211	4%	4%
Total	$619	$612	$620	$624	$639	2%	3%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Revenue Details:
Investment Banking:
Advisory	$239	$296	$246	$314	$237	(25)%	(1)%	$704	$797	13%
Equity Underwriting	146	190	235	295	290	(2)%	99%	438	820	87%
Debt Underwriting	698	645	733	877	704	(20)%	1%	2,029	2,314	14%
Total Investment Banking	1,083	1,131	1,214	1,486	1,231	(17)%	14%	3,171	3,931	24%

Treasury and Trade Solutions	1,986	2,009	2,075	2,065	2,144	4%	8%	5,888	6,284	7%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	439	448	434	477	502	5%	14%	1,270	1,413	11%
Private Bank	680	671	744	788	785	—	15%	2,038	2,317	14%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,188	$4,259	$4,467	$4,816	$4,662	(3)%	11%	$12,367	$13,945	13%

Corporate Lending — Gain/(Loss) on Loan Hedges (1)	(218)	(107)	(115)	9	(48)	NM	78%	(487)	(154)	68%
Total Banking Revenues including G(L) on Loan Hedges (1)	$3,970	$4,152	$4,352	$4,825	$4,614	(4)%	16%	$11,880	$13,791	16%

Fixed Income Markets	$3,413	$2,957	$3,622	$3,215	$2,877	(11)%	(16)%	$9,896	$9,714	(2)%
Equity Markets	654	685	769	691	757	10%	16%	2,127	2,217	4%
Securities Services	533	529	543	584	599	3%	12%	1,623	1,726	6%
Other (2)	(111)	(139)	(160)	(102)	384	NM	NM	(483)	122	NM
Total Markets and Securities Services	$4,489	$4,032	$4,774	$4,388	$4,617	5%	3%	$13,163	$13,779	5%

Total Revenues, net of Interest Expense	$8,459	$8,184	$9,126	$9,213	$9,231	—	9%	$25,043	$27,570	10%

Taxable-equivalent adjustments (3)	$162	$169	$189	$177	$176	(1)%	9%	$472	$542	15%

Total ICG Revenues including taxable-equivalent adjustments (3)	$8,621	$8,353	$9,315	$9,390	$9,407	—	9%	$25,515	$28,112	10%

Commissions and Fees	$115	$122	$140	$154	$167	8%	45%	352	461	31%
Principal Transactions (4)	1,825	1,604	2,318	1,890	1,546	(18)%	(15)%	4,934	5,754	17%
Other	171	(9)	149	181	129	(29)%	(25)%	600	459	(24)%
Total Non-Interest Revenue	$2,111	$1,717	$2,607	$2,225	$1,842	(17)%	(13)%	$5,886	$6,674	13%
Net Interest Revenue	1,302	1,240	1,015	990	1,035	5%	(21)%	4,010	3,040	(24)%
Total Fixed Income Markets	$3,413	$2,957	$3,622	$3,215	$2,877	(11)%	(16)%	$9,896	$9,714	(2)%

Rates and Currencies	$2,362	$2,230	$2,503	$2,227	$2,161	(3)%	(9)%	$7,059	$6,891	(2)%
Spread Products / Other Fixed Income	1,051	727	1,119	988	716	(28)%	(32)%	2,837	2,823	—
Total Fixed Income Markets	$3,413	$2,957	$3,622	$3,215	$2,877	(11)%	(16)%	$9,896	$9,714	(2)%

Commissions and Fees	$302	$322	$316	$313	$301	(4)%	—	978	930	(5)%
Principal Transactions (4)	45	86	166	(25)	190	NM	NM	48	331	NM
Other	4	6	8	(7)	(5)	29%	NM	133	(4)	NM
Total Non-Interest Revenue	$351	$414	$490	$281	$486	73%	38%	$1,159	$1,257	8%
Net Interest Revenue	303	271	279	410	271	(34)%	(11)%	968	960	(1)%
Total Equity Markets	$654	$685	$769	$691	$757	10%	16%	$2,127	$2,217	4%

(1)         Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)         The third quarter of 2017, includes a $583 million ($354 million after-tax) gain related to the sale of Citi’s fixed income analytics business.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)         Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						3Q17 Increase/		Nine	Nine
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017

Net Interest Revenue	$706	$569	$545	$491	$507	3%	(28)%	$2,416	$1,543
Non-interest revenue	431	292	632	162	2	(99)%	(100)%	1,852	796
Total Revenues, Net of Interest Expense	1,137	861	1,177	653	509	(22)%	(55)%	4,268	2,339
Total Operating Expenses	1,288	1,130	1,117	990	822	(17)%	(36)%	3,847	2,929
Net Credit Losses	131	61	81	24	29	21%	(78)%	374	134
Credit Reserve Build / (Release)	(122)	(80)	(35)	(154)	(79)	49%	35%	(376)	(268)
Provision for Benefits and Claims	9	—	1	—	—	—	(100)%	98	1
Provision for Unfunded Lending Commitments	—	(2)	5	(2)	—	100%	—	(6)	3
Total provisions for credit losses and for benefits and claims (2)	18	(21)	52	(132)	(50)	62%	NM	90	(130)
Income from Continuing Operations before Taxes	(169)	(248)	8	(205)	(263)	(28)%	(56)%	331	(460)
Income Taxes (Benefits)	(146)	(233)	(96)	(179)	(164)	8%	(12)%	(238)	(439)
Income (Loss) from Continuing Operations	(23)	(15)	104	(26)	(99)	NM	NM	569	(21)
Income (Loss) from Discontinued Operations, net of taxes	(30)	(3)	(18)	21	(5)	NM	83%	(55)	(2)
Noncontrolling Interests	(5)	2	(6)	10	(17)	NM	NM	(4)	(13)
Net Income (Loss)	$(48)	$(20)	$92	$(15)	$(87)	NM	(81)%	$518	$(10)
EOP Assets (in billions of dollars)	$104	$103	$95	$92	$100	9%	(4)%
Average Assets (in billions of dollars)	$111	$100	$102	$95	$102	7%	(8)%	$120	$100
Return on Average Assets	(0.17)%	(0.08)%	0.37%	(0.06)%	(0.34)%			0.58%	(0.01)%
Efficiency Ratio	113%	131%	95%	152%	161%			90%	125%

Corporate/Other Consumer Key Indicators:

Consumer - International (2)

Branches (actual)	224	61	50	49	49	—	(78)%
Average Loans (in billions)	$5.4	$2.4	$2.1	$1.9	$1.9	—	(65)%	6.1	2.0
EOP Loans (in billions)	$5.5	$2.4	$2.1	$1.8	$1.7	(6)%	(69)%
Net Interest Revenue	$246	$94	$76	$80	$63	(21)%	(74)%
As a % of Average Loans	18.12%	15.58%	14.68%	16.89%	13.16%
Net Credit Losses	$82	$32	$26	$24	$25	4%	(70)%	237	75
As a % of Average Loans	6.04%	5.30%	5.02%	5.07%	5.22%			3.89%	3.75%
Loans 90+ Days Past Due	$164	$94	$77	$63	$57	(10)%	(65)%
As a % of EOP Loans	2.98%	3.92%	3.67%	3.50%	3.35%
Loans 30-89 Days Past Due	$135	$49	$60	$44	$47	7%	(65)%
As a % of EOP Loans	2.45%	2.04%	2.86%	2.44%	2.76%

Consumer - North America

Branches (actual)	259	251	27	—	—	—	(100)%
Average Loans (in billions of dollars)	$35.4	$32.0	$29.6	$25.9	$23.9	(8)%	(32)%	37.3	26.5
EOP Loans (in billions of dollars)	$33.4	$30.8	$27.2	$24.9	$23.0	(8)%	(31)%
Net Interest Revenue	$231	$198	$204	$110	$168	53%	(27)%
As a % of Average Loans	2.60%	2.46%	2.80%	1.70%	2.79%
Net Credit Losses	$52	$28	$43	$(6)	$27	NM	(48)%	141	64
As a % of Average Loans	0.58%	0.35%	0.59%	(0.09)%	0.45%			0.38%	0.24%
Loans 90+ Days Past Due (3)	$693	$740	$607	$538	$548	2%	(21)%
As a % of EOP Loans	2.17%	2.52%	2.35%	2.28%	2.51%
Loans 30-89 Days Past Due (3)	$714	$686	$555	$510	$596	17%	(17)%
As a % of EOP Loans	2.24%	2.33%	2.15%	2.16%	2.73%

(1)                   Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, certain North America and International consumer loan portfolios, Discontinued operations and other legacy assets.

(2)                   As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter of 2016.  As a result of HFS accounting treatment, approximately $35 million, $44 million, $34 million and $38 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016 and first, second and third quarters of 2017, respectively. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(3)                   See footnote 2 on page 18.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

						3Q17 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2016	2016	2017	2017	2017	2Q17	3Q16

North America Mortgages

Residential First	$15.5	$13.9	$12.3	$11.4	$10.2	(11)%	(34)%
Home Equity	16.7	15.6	14.7	12.9	11.9	(8)%	(29)%
Average Loans (in billions of dollars)	$32.2	$29.5	$27.0	$24.3	$22.1	(9)%	(31)%

Residential First	$14.8	$13.4	$12.3	$11.0	$10.1	(8)%	(32)%
Home Equity	16.1	15.0	13.4	12.4	11.5	(7)%	(29)%
EOP Loans (in billions of dollars)	$30.9	$28.4	$25.7	$23.4	$21.6	(8)%	(30)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$18.6	$18.0	$15.9	$14.9	$12.6	(15)%	(32)%
Net Servicing & Gain/(Loss) on Sale (1)	$17.0	$17.9	$(265.4)	$29.5	$20.8	(29)%	22%
Net Interest Revenue	$150	$114	$103	$60	$77	28%	(49)%
As a % of Avg. Loans	1.85%	1.54%	1.55%	0.99%	1.38%

Residential First	$7	$(23)	$7	$(26)	$1	NM	(86)%
Home Equity	23	25	10	14	23	64%	—
Net Credit Losses (NCLs)	$30	$2	$17	$(12)	$24	NM	(20)%
As a % of Avg. Loans	0.37%	0.03%	0.26%	(0.20)%	0.43%

Residential First	$245	$290	$212	$175	$194	11%	(21)%
Home Equity	418	420	385	356	346	(3)%	(17)%
Loans 90+ Days Past Due (2) (3)	$663	$710	$597	$531	$540	2%	(19)%
As a % of EOP Loans	2.26%	2.63%	2.46%	2.40%	2.65%

Residential First	$426	$395	$314	$290	$365	26%	(14)%
Home Equity	244	234	214	197	209	6%	(14)%
Loans 30-89 Days Past Due (2) (3)	$670	$629	$528	$487	$574	18%	(14)%
As a % of EOP Loans	2.28%	2.33%	2.17%	2.20%	2.81%

(1)                   The first quarter of 2017 includes the loss related to Citi’s announced exit of its U.S. mortgage servicing operations.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.0 billion and ($1.5 billion), $0.9 billion and ($1.4 billion), $0.8 billion and ($1.4 billion), $0.7 billion and ($1.3 billion), and $0.7 billion and ($1.2 billion), as of September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.1 billion and ($1.5 billion), $0.2 billion and ($1.4 billion), and $0.1 billion and ($1.4 billion), $0.2 billion and ($1.3 billion), and $0.1 billion and ($1.2 billion), as of September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

(3)                   The September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $9 million, $7 million, $7 million, $6 million and $6 million, respectively, of loans that are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2016	2017	2017	2016	2017	2017	2016		2017		2017
Assets:
Deposits with Banks	$131,571	$166,023	$176,942	$247	$375	$486	0.75%		0.91%		1.09%
Fed Funds Sold and Resale Agreements (6)	234,996	249,263	245,451	636	828	858	1.08%		1.33%		1.39%
Trading Account Assets (7)	209,864	203,661	204,607	1,471	1,523	1,473	2.79%		3.00%		2.86%
Investments	354,789	349,245	352,026	1,946	2,113	2,154	2.18%		2.43%		2.43%
Total Loans (net of Unearned Income) (8)	635,771	634,328	646,321	10,246	10,224	10,681	6.41%		6.46%		6.56%
Other Interest-Earning Assets	44,010	60,107	61,677	221	260	292	2.00%		1.74%		1.88%
Total Average Interest-Earning Assets	$1,611,001	$1,662,627	$1,687,024	$14,767	$15,323	$15,944	3.65%		3.70%		3.75%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$731,231	$751,565	$757,238	$1,107	$1,274	$1,474	0.60%		0.68%		0.77%
Deposit Insurance and FDIC Assessment	—	—	—	336	329	301
Total Deposits	731,231	751,565	757,238	1,443	1,603	1,775	0.79%		0.86%		0.93%
Fed Funds Purchased and Repurchase Agreements (6)	157,984	160,977	158,064	459	676	712	1.16%		1.68%		1.79%
Trading Account Liabilities (7)	76,237	91,018	89,809	102	146	169	0.53%		0.64%		0.75%
Short-Term Borrowings	81,304	91,556	98,139	90	202	318	0.44%		0.88%		1.29%
Long-Term Debt (9)	181,933	192,144	203,064	1,080	1,409	1,405	2.36%		2.94%		2.75%
Total Average Interest-Bearing Liabilities	$1,228,689	$1,287,260	$1,306,314	$3,174	$4,036	$4,379	1.03%		1.26%		1.33%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,228,689	$1,287,260	$1,306,314	$2,838	$3,707	$4,078	0.92%		1.16%		1.24%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,593	$11,287	$11,565	2.86%		2.72%		2.72%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,929	$11,616	$11,866	2.95%		2.80%		2.79%

3Q17 Increase (Decrease) From							(14	)bps	—	bps

3Q17 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(16	)bps	(1	)bps

(1)              Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $114 million for the third quarter of 2016, $122 million for the second quarter of 2017 and $123 million for the third quarter of 2017.

(2)              Citigroup average balances and interest rates include both domestic and international operations.

(3)              Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)              Average rate % is calculated as annualized interest over average volumes.

(5)              Preliminary.

(6)              Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)              Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)              Nonperforming loans are included in the average loan balances.

(9)              Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						3Q17 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2016	2016	2017	2017	2017	2Q17	3Q16

Global Consumer Banking
North America	$185.6	$185.0	$188.4	$185.2	$185.1	—	—
Latin America	25.8	24.9	27.6	28.7	28.3	(1)%	10%
Asia (1)	93.6	89.9	95.4	95.4	96.6	1%	3%
Total	$305.0	$299.8	$311.4	$309.3	$310.0	—	2%

ICG
North America	$276.1	$282.6	$287.0	$280.0	$290.2	4%	5%
EMEA	170.0	163.5	160.6	169.8	171.7	1%	1%
Latin America	26.1	25.7	27.5	26.9	25.8	(4)%	(1)%
Asia	146.6	140.0	144.4	146.9	151.9	3%	4%
Total	$618.8	$611.8	$619.5	$623.6	$639.6	3%	3%

Corporate/Other	$16.5	$17.8	$19.1	$25.8	$14.4	(44)%	(13)%

Total Deposits - EOP	$940.3	$929.4	$950.0	$958.7	$964.0	1%	3%

Total Deposits - Average	$944.2	$935.1	$940.9	$960.0	$965.9	1%	2%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$940.3	$929.4	$950.0	$958.7	$964.0	1%	3%
Impact of FX Translation (2)	4.8	21.9	10.7	4.1	—
Total EOP Deposits - Ex-FX (2)	$945.1	$951.3	$960.7	$962.8	$964.0	—	2%

(1)                   Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)                   Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2017 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						3Q17 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2016	2016	2017	2017	2017	2Q17	3Q16

Global Consumer Banking

North America
Credit Cards	$125.2	$133.3	$126.4	$130.8	$132.2	1%	6%
Retail Banking	54.8	55.3	55.5	55.6	55.7	—	2%
Total	$180.0	$188.6	$181.9	$186.4	$187.9	1%	4%

Latin America
Credit Cards	$4.9	$4.8	$5.2	$5.5	$5.6	2%	14%
Retail Banking	18.7	18.0	19.7	21.0	21.0	—	12%
Total	$23.6	$22.8	$24.9	$26.5	$26.6	—	13%

Asia (1)
Credit Cards	$17.7	$17.5	$18.3	$18.8	$18.8	—	6%
Retail Banking	68.1	63.0	66.2	66.8	67.5	1%	(1)%
Total	$85.8	$80.5	$84.5	$85.6	$86.3	1%	1%

Total GCB Consumer Loans
Credit Cards	$147.8	$155.6	$149.9	$155.1	$156.6	1%	6%
Retail Banking	141.6	136.3	141.4	143.4	144.2	1%	2%
Total GCB	$289.4	$291.9	$291.3	$298.5	$300.8	1%	4%

Corporate/Other - Consumer:

North America
Mortgages	30.9	28.4	25.7	23.4	21.6	(8)%	(30)%
Other	2.5	2.4	1.5	1.5	1.4	(7)%	(44)%
Total	$33.4	$30.8	$27.2	$24.9	$23.0	(8)%	(31)%

International	$5.5	$2.4	$2.1	$1.8	$1.7	(6)%	(69)%

Corporate/Other - Other Consumer	0.1	—	—	0.1	0.1	—	—

Total Corporate/Other - Consumer	$39.0	$33.2	$29.3	$26.8	$24.8	(7)%	(36)%

Total Consumer Loans	$328.4	$325.1	$320.6	$325.3	$325.6	—	(1)%

Total Corporate Loans
North America	$148.3	$148.0	$147.8	$151.8	$155.8	3%	5%
EMEA	68.7	62.7	66.4	71.3	72.7	2%	6%
Latin America	35.1	33.8	35.1	34.1	33.7	(1)%	(4)%
Asia	58.0	54.8	58.7	62.2	65.4	5%	13%
Total Corporate Loans	$310.1	$299.3	$308.0	$319.4	$327.6	3%	6%

Total Loans	$638.4	$624.4	$628.6	$644.7	$653.2	1%	2%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$638.4	$624.4	$628.6	$644.7	$653.2	1%	2%
Impact of FX Translation (2)	3.2	12.1	4.6	1.9	—
Total EOP Loans - Ex-FX (2)	$641.6	$636.5	$633.2	$646.6	$653.2	1%	2%

(1)       Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)       Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2017 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)							EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q
	2016	2016	2016	2016	2017	2017	2017	2017

GCB (2)
Total	$2,022	$1,965	$2,166	$2,293	$2,241	$2,183	$2,279	$300.8
Ratio	0.75%	0.69%	0.75%	0.79%	0.77%	0.73%	0.76%

Retail Bank (2)
Total	$498	$515	$579	$474	$488	$477	$489	$144.2
Ratio	0.35%	0.37%	0.41%	0.35%	0.35%	0.33%	0.34%
North America (2)	$152	$180	$256	$181	$182	$155	$167	$55.7
Ratio	0.29%	0.33%	0.47%	0.33%	0.33%	0.28%	0.30%
Latin America	$172	$157	$160	$136	$141	$150	$151	$21.0
Ratio	0.87%	0.82%	0.86%	0.76%	0.72%	0.71%	0.72%
Asia (3)	$174	$178	$163	$157	$165	$172	$171	$67.5
Ratio	0.25%	0.26%	0.24%	0.25%	0.25%	0.26%	0.25%

Cards
Total	$1,524	$1,450	$1,587	$1,819	$1,753	$1,706	$1,790	$156.6
Ratio	1.17%	1.01%	1.07%	1.17%	1.17%	1.10%	1.14%
North America - Citi-Branded	$530	$510	$607	$748	$698	$659	$668	$86.3
Ratio	0.82%	0.66%	0.75%	0.87%	0.85%	0.77%	0.77%
North America - Retail Services	$665	$619	$664	$761	$735	$693	$772	$45.9
Ratio	1.56%	1.43%	1.51%	1.61%	1.66%	1.53%	1.68%
Latin America	$149	$145	$131	$130	$137	$161	$159	$5.6
Ratio	2.81%	2.90%	2.67%	2.71%	2.63%	2.93%	2.84%
Asia (3)	$180	$176	$185	$180	$183	$193	$191	$18.8
Ratio	1.02%	1.00%	1.05%	1.03%	1.00%	1.03%	1.02%

Corporate/Other - Consumer (2) (4)	$896	$878	$857	$834	$684	$601	$605	$24.8
Ratio	2.08%	2.23%	2.29%	2.62%	2.45%	2.37%	2.57%
International	$145	$170	$164	$94	$77	$63	$57	$1.7
Ratio	2.27%	3.09%	2.98%	3.92%	3.67%	3.50%	3.35%
North America (2) (4) (5)	$751	$708	$693	$740	$607	$538	$548	$23.1
Ratio	2.05%	2.09%	2.17%	2.52%	2.35%	2.28%	2.51%

Total Citigroup (2) (4)	$2,918	$2,843	$3,023	$3,127	$2,925	$2,784	$2,884	$325.6
Ratio	0.93%	0.88%	0.93%	0.97%	0.92%	0.86%	0.89%

(1)                      The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                      The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)                      Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                      See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)							EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q
	2016	2016	2016	2016	2017	2017	2017	2017

GCB (2)
Total	$2,360	$2,318	$2,553	$2,540	$2,516	$2,498	$2,763	$300.8
Ratio	0.87%	0.82%	0.88%	0.87%	0.87%	0.84%	0.92%

Retail Bank (2)
Total	$793	$735	$722	$726	$777	$747	$805	$144.2
Ratio	0.56%	0.52%	0.51%	0.54%	0.55%	0.52%	0.56%
North America (2)	$198	$192	$198	$214	$189	$191	$270	$55.7
Ratio	0.38%	0.36%	0.37%	0.39%	0.35%	0.35%	0.49%
Latin America	$256	$197	$196	$185	$246	$216	$244	$21.0
Ratio	1.29%	1.03%	1.05%	1.03%	1.25%	1.03%	1.16%
Asia (3)	$339	$346	$328	$327	$342	$340	$291	$67.5
Ratio	0.49%	0.51%	0.48%	0.52%	0.52%	0.51%	0.43%

Cards
Total	$1,567	$1,583	$1,831	$1,814	$1,739	$1,751	$1,958	$156.6
Ratio	1.20%	1.10%	1.24%	1.17%	1.16%	1.13%	1.25%
North America - Citi-Branded	$492	$550	$710	$688	$632	$619	$705	$86.3
Ratio	0.76%	0.71%	0.87%	0.80%	0.77%	0.72%	0.82%
North America - Retail Services	$688	$669	$750	$777	$730	$730	$836	$45.9
Ratio	1.62%	1.55%	1.71%	1.64%	1.65%	1.62%	1.82%
Latin America	$152	$137	$131	$125	$145	$151	$163	$5.6
Ratio	2.87%	2.74%	2.67%	2.60%	2.79%	2.75%	2.91%
Asia (3)	$235	$227	$240	$224	$232	$251	$254	$18.8
Ratio	1.34%	1.29%	1.36%	1.28%	1.27%	1.34%	1.35%

Corporate/Other - Consumer (2) (4)	$929	$858	$849	$735	$615	$554	$643	$24.8
Ratio	2.16%	2.18%	2.27%	2.31%	2.20%	2.18%	2.74%
International	$161	$138	$135	$49	$60	$44	$47	$1.7
Ratio	2.52%	2.51%	2.45%	2.04%	2.86%	2.44%	2.76%
North America (2) (4)	$768	$720	$714	$686	$555	$510	$596	$23.1
Ratio	2.09%	2.12%	2.24%	2.33%	2.15%	2.16%	2.73%

Total Citigroup (2) (4)	$3,289	$3,176	$3,402	$3,275	$3,131	$3,052	$3,406	$325.6
Ratio	1.05%	0.98%	1.04%	1.01%	0.98%	0.94%	1.05%

(1)                      The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                      The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)                      Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                      See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,304	$12,439	$12,060	$12,030	$12,025			$12,626	$12,060

Gross Credit (Losses)	(1,948)	(2,083)	(2,144)	(2,130)	(2,120)	—	(9)%	(6,139)	(6,394)	(4)%
Gross Recoveries	423	387	435	420	343	(18)%	(19)%	1,274	1,198	(6)%
Net Credit (Losses) / Recoveries (NCLs)	(1,525)	(1,696)	(1,709)	(1,710)	(1,777)	(4)%	(17)%	(4,865)	(5,196)	(7)%
NCLs	1,525	1,696	1,709	1,710	1,777	4%	17%	4,865	5,196	7%
Net Reserve Builds / (Releases)	258	130	(20)	67	419	NM	62%	210	466	NM
Net Specific Reserve Builds / (Releases)	(37)	(99)	(14)	(111)	(50)	55%	(35)%	(53)	(175)	NM
Provision for Loan Losses	1,746	1,727	1,675	1,666	2,146	29%	23%	5,022	5,487	9%
Other (2) (3) (4) (5) (6) (7)	(86)	(410)	4	39	(28)	NM	67%	(344)	15
Allowance for Loan Losses at End of Period (1) (a)	$12,439	$12,060	$12,030	$12,025	$12,366			$12,439	$12,366

Allowance for Unfunded Lending Commitments (8) (a)	$1,388	$1,418	$1,377	$1,406	$1,232			$1,388	$1,232

Provision for Unfunded Lending Commitments	$(45)	$33	$(43)	$28	$(175)			$(4)	$(190)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,827	$13,478	$13,407	$13,431	$13,598			$13,827	$13,598

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.97%	1.94%	1.93%	1.88%	1.91%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,432	$9,673	$9,358	$9,495	$9,515			$9,835	$9,358

Net Credit Losses (NCLs)	(1,483)	(1,576)	(1,672)	(1,633)	(1,734)	(6)%	(17)%	(4,472)	(5,039)	(13)%
NCLs	1,483	1,576	1,672	1,633	1,734	6%	17%	4,472	5,039	13%
Net Reserve Builds / (Releases)	368	93	146	71	479	NM	30%	332	696	NM
Net Specific Reserve Builds / (Releases)	(36)	(10)	(2)	(84)	(71)	15%	(97)%	(142)	(157)	(11)%
Provision for Loan Losses	1,815	1,659	1,816	1,620	2,142	32%	18%	4,662	5,578	20%
Other (2) (3) (4) (5) (6) (7)	(91)	(398)	(7)	33	(31)	NM	66%	(352)	(5)	99%
Allowance for Loan Losses at End of Period (1) (a)	$9,673	$9,358	$9,495	$9,515	$9,892			$9,673	$9,892

Consumer Allowance for Unfunded Lending Commitments (8) (a)	$39	$35	$41	$40	$35			$39	$35

Provision for Unfunded Lending Commitments	$(4)	$(3)	$6	$(1)	$(5)			$1	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$9,712	$9,393	$9,536	$9,555	$9,927			$9,712	$9,927

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	2.95%	2.88%	2.96%	2.93%	3.04%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,872	$2,766	$2,702	$2,535	$2,510			$2,791	$2,702

Net Credit (Losses) / Recoveries (NCL’s)	(42)	(120)	(37)	(77)	(43)	44%	(2)%	(393)	(157)	60%
NCLs	42	120	37	77	43	(44)%	2%	393	157	(60)%
Net Reserve Builds / (Releases)	(110)	37	(166)	(4)	(60)	NM	45%	(122)	(230)	(89)%
Net Specific Reserve Builds / (Releases)	(1)	(89)	(12)	(27)	21	NM	NM	89	(18)	NM
Provision for Loan Losses	(69)	68	(141)	46	4	(91)%	NM	360	(91)	NM
Other (2)	5	(12)	11	6	3			8	20
Allowance for Loan Losses at End of Period (1) (b)	$2,766	$2,702	$2,535	$2,510	$2,474			$2,766	$2,474

Corporate Allowance for Unfunded Lending Commitments (8) (b)	$1,349	$1,383	$1,336	$1,366	$1,197			$1,349	$1,197

Provision for Unfunded Lending Commitments	$(41)	$36	$(49)	$29	$(170)			$(5)	$(190)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,115	$4,085	$3,871	$3,876	$3,671			$4,115	$3,671

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.90%	0.91%	0.83%	0.80%	0.77%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)      Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)      Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)      The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to Held-for-sale (HFS) of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(4)      The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(5)      The first quarter of 2017 includes a reduction of approximately $161 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $37 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $164 million related to FX translation.

(6)      The second quarter of 2017 includes a reduction of approximately $19 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $19 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes an increase of approximately $50 million related to FX translation.

(7)      The third quarter of 2017 includes a reduction of approximately $34 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $28 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes an increase of approximately $7 million related to FX translation.

(8)      Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)      September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017 exclude $31 million, $29 million, $28 million, $27 million and $27 million, respectively, of consumer loans which are carried at fair value.

(10)    September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017 exclude $3.9 billion, $3.5 billion, $4.0 billion, $4.2 billion and $4.3 billion, respectively, of corporate loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						3Q17 Increase/		Nine	Nine	YTD 2017 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2017	2017	2017	2Q17	3Q16	2016	2017	(Decrease)

Global Consumer Banking
Net Credit Losses	1,349	1,516	1,603	1,615	1,704	6%	26%	4,094	4,922	20%
Credit Reserve Build / (Release)	436	164	177	125	486	NM	11%	544	788	45%
North America
Net Credit Losses	927	1,105	1,190	1,181	1,239	5%	34%	2,814	3,610	28%
Credit Reserve Build / (Release)	408	117	152	101	463	NM	13%	536	716	34%
Retail Banking
Net Credit Losses	52	83	37	39	88	NM	69%	122	164	34%
Credit Reserve Build / (Release)	(40)	(22)	7	(7)	(47)	NM	(18)%	11	(47)	NM
Citi-Branded Cards
Net Credit Losses	448	539	633	611	611	—	36%	1,370	1,855	35%
Credit Reserve Build / (Release)	263	78	92	26	192	NM	(27)%	306	310	1%
Citi Retail Services
Net Credit Losses	427	483	520	531	540	2%	26%	1,322	1,591	20%
Credit Reserve Build / (Release)	185	61	53	82	318	NM	72%	219	453	NM
Latin America
Net Credit Losses	254	248	253	277	295	6%	16%	792	825	4%
Credit Reserve Build / (Release)	32	36	12	50	44	(12)%	38%	47	106	NM
Retail Banking
Net Credit Losses	132	138	137	151	143	(5)%	8%	403	431	7%
Credit Reserve Build / (Release)	47	31	14	27	13	(52)%	(72)%	60	54	(10)%
Citi-Branded Cards
Net Credit Losses	122	110	116	126	152	21%	25%	389	394	1%
Credit Reserve Build / (Release)	(15)	5	(2)	23	31	35%	NM	(13)	52	NM
Asia (1)
Net Credit Losses	168	163	160	157	170	8%	1%	488	487	—
Credit Reserve Build / (Release)	(4)	11	13	(26)	(21)	19%	NM	(39)	(34)	13%
Retail Banking
Net Credit Losses	73	65	62	54	69	28%	(5)%	196	185	(6)%
Credit Reserve Build / (Release)	—	12	(6)	(9)	(23)	NM	NM	(18)	(38)	NM
Citi-Branded Cards
Net Credit Losses	95	98	98	103	101	(2)%	6%	292	302	3%
Credit Reserve Build / (Release)	(4)	(1)	19	(17)	2	NM	NM	(21)	4	NM

Institutional Clients Group (ICG)
Net Credit Losses	45	119	25	71	44	(38)%	(2)%	397	140	(65)%
Credit Reserve Build / (Release)	(93)	(53)	(176)	(15)	(38)	NM	59%	(11)	(229)	NM

Corporate / Other
Net Credit Losses	131	61	81	24	29	21%	(78)%	374	134	(64)%
Credit Reserve Build / (Release)	(122)	(80)	(35)	(154)	(79)	49%	35%	(376)	(268)	29%

Total Provision for Loan Losses	$1,746	$1,727	$1,675	$1,666	$2,146	29%	23%	$5,022	$5,487	9%

(1)   Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						3Q17 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2016	2016	2017	2017	2017	2Q17	3Q16
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$1,057	$984	$993	$944	$915	(3)%	(13)%
EMEA	857	904	828	727	681	(6)%	(21)%
Latin America	380	379	342	281	312	11%	(18)%
Asia	121	154	176	146	146	—	21%
Total	$2,415	$2,421	$2,339	$2,098	$2,054	(2)%	(15)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$2,429	$2,160	$1,926	$1,754	$1,721	(2)%	(29)%
Latin America	841	711	737	793	791	—	(6)%
Asia (4)	282	287	292	301	271	(10)%	(4)%
Total	$3,552	$3,158	$2,955	$2,848	$2,783	(2)%	(22)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$12	$14	$13	$26	$46	77%	NM
Global Consumer Banking	41	34	33	33	38	15%	(7)%
Corporate/Other	108	138	127	109	59	(46)%	(45)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$161	$186	$173	$168	$143	(15)%	(11)%

OREO By Region:
North America	$132	$161	$136	$128	$97	(24)%	(27)%
EMEA	1	—	1	1	1	—	—
Latin America	18	18	31	31	30	(3)%	67%
Asia	10	7	5	8	15	88%	50%
Total	$161	$186	$173	$168	$143	(15)%	(11)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,415	$2,421	$2,339	$2,098	$2,054	(2)%	(15)%
Consumer Non-Accrual Loans	3,552	3,158	2,955	2,848	2,783	(2)%	(22)%
Non-Accrual Loans (NAL)	5,967	5,579	5,294	4,946	4,837	(2)%	(19)%
OREO	161	186	173	168	143	(15)%	(11)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$6,128	$5,765	$5,467	$5,114	$4,980	(3)%	(19)%

NAL as a % of Total Loans	0.93%	0.89%	0.84%	0.77%	0.74%
NAA as a % of Total Assets	0.34%	0.32%	0.30%	0.27%	0.26%

Allowance for Loan Losses as a % of NAL	208%	216%	227%	243%	256%

(1)                  Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                  The fourth quarter of 2016 reflects the transfers of non-accrual loans to HFS resulting from the agreements to sell the Brazil and Argentina consumer banking businesses.

(3)                  Excludes SOP 03-3 purchased distressed loans.

(4)                  Asia GCB includes balances for certain EMEA countries for all periods presented.

(5)                  Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)                  There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP
CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER
SHARE, TANGIBLE BOOK VALUE PER SHARE AND RETURNS ON EQUITY
(In millions of dollars or shares, except per share amounts and ratios)

						Nine	Nine
	September 30,	December 31,	March 31,	June 30,	September 30,	Months	Months
	2016	2016	2017(2)	2017	2017(3)	2016	2017
Common Equity Tier 1 Capital Ratio and Components(1)

Citigroup Common Stockholders’ Equity(4)	$212,506	$206,051	$208,907	$210,950	$208,565
Add: Qualifying noncontrolling interests	140	129	133	143	144
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(5)	(232)	(560)	(562)	(445)	(438)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(6)	335	(61)	(173)	(291)	(416)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	21,763	20,858	21,448	21,589	21,532
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	5,177	4,876	4,738	4,587	4,410
Defined benefit pension plan net assets	891	857	836	796	720
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	22,503	21,337	21,077	20,832	20,068
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(8)	7,077	9,357	9,012	8,851	9,298
Common Equity Tier 1 Capital (CET1)	$155,132	$149,516	$152,664	$155,174	$153,535
Risk-Weighted Assets (RWA)	$1,228,283	$1,189,680	$1,191,397	$1,188,167	$1,184,123
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.63%	12.57%	12.81%	13.06%	13.0%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$155,132	$149,516	$152,664	$155,174	$153,535
Additional Tier 1 Capital (AT1)(9)	19,628	19,874	19,791	19,955	19,322
Total Tier 1 Capital (T1C) (CET1 + AT1)	$174,760	$169,390	$172,455	$175,129	$172,857
Total Leverage Exposure (TLE)	$2,360,520	$2,345,391	$2,372,177	$2,418,658	$2,428,301
Supplementary Leverage Ratio (T1C/TLE)	7.40%	7.22%	7.27%	7.24%	7.1%
Net DTAs Excluded from Common Equity Tier 1 Capital	$27,818	$29,246	$28,671	$28,224	$27,945

Tangible Common Equity, Book Value Per Share, Tangible Book Value Per Share and Returns on Equity

Common Stockholders’ Equity	$212,322	$205,867	$208,723	$210,766	$208,381
Less:
Goodwill	22,539	21,659	22,265	22,349	22,345
Intangible assets (other than MSRs)	5,358	5,114	5,013	4,887	4,732
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	30	72	48	120	48
Tangible Common Equity (TCE)	$184,395	$179,022	$181,397	$183,410	$181,256
Common Shares Outstanding (CSO)	2,849.7	2,772.4	2,753.3	2,724.6	2,644.0
Book Value Per Share (Common Equity/CSO)	$74.51	$74.26	$75.81	$77.36	$78.81
Tangible Book Value Per Share (TCE/CSO)	$64.71	$64.57	$65.88	$67.32	$68.55

Net Income Available to Common Shareholders	$3,615	$3,253	$3,789	$3,552	$3,861	$10,582	$11,202
Average Common Stockholders’ Equity	$212,321	$208,965	$206,903	$209,693	$209,764	$209,850	$208,787
Average TCE	$184,492	$181,709	$180,210	$182,404	$182,333	$182,914	$181,271
Less: Average Net DTAs Excluded from Common Equity Tier 1 Capital(10)	27,921	28,532	28,959	28,448	28,085	28,954	28,522
Average TCE, Excluding Average Net DTAs Excluded from Common Equity Tier 1 Capital	$156,571	$153,177	$151,251	$153,956	$154,248	$153,960	152,749

Return on Average Common Stockholders’ Equity	6.8%	6.2%	7.4%	6.8%	7.3%	6.7%	7.2%
Return on Average TCE (RoTCE)(11)	7.8%	7.1%	8.5%	7.8%	8.4%	7.7%	8.3%
Return on Average TCE, Excluding Average Net DTAs Excluded from Common Equity Tier 1 Capital	9.2%	8.4%	10.2%	9.3%	9.9%	9.2%	9.8%

(1)                   See footnote 1 on page 1.

(2)                   See footnote 3 on page 1.

(3)                   Preliminary.

(4)                   Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(5)                   Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(6)                   The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(7)                   Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(8)                   Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.

For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)                   Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

(10)            Represents average net DTAs excluded in arriving at Common Equity Tier 1 Capital under full implementation of the U.S. Basel III rules.

(11)            RoTCE represents annualized net income available to common shareholders as a perecentage of average TCE.

Reclassified to conform to the current period’s presentation.